Government Grants and Subsidies	12 Months Ended
Mar. 31, 2023
Government Grants and Subsidies [Abstract]
GOVERNMENT GRANTS AND SUBSIDIES
12.	GOVERNMENT GRANTS AND SUBSIDIES

Government subsidies received during the years ended March 31 2021, 2022 and 2023 are as follows. These subsidies are related to the relief for COVID-19 pandemic provided by governments and are accounted for in the consolidated statements of operations by offsetting the specific expenses when received.

	Year ended March 31,
	2021	2022	2023
	$	$	$

Rental payment for factory space and dormitories located in Shenzhen (offset against cost of sales)	66	-	247
Salaries of Hong Kong employees (offset against selling, general and administrative expenses)	144	-	62

Total	210	-	309

Rental payment subsidies in Shenzhen were granted by the People’s Government of Shenzhen Municipality. During the year ended March 31, 2023, 3-month waiver and 3-month 50% concession on rental payment for factory space and dormitories were granted. During the year ended March 31, 2021. 1-month waiver was granted. These subsidies were unconditional and non-recapturable, and were granted by directly reducing the payment amount in the rental invoices.

Salaries subsidies in Hong Kong were provided by the Hong Kong government under the COVID-19 Employment Support Scheme for the Group’s employees employed by the subsidiaries in Hong Kong. During the year ended March 31, 2021, 6-month salaries were subsidized in the form of cash by the Hong Kong government, subject to a maximum subsidy of $1.2 per employee per month. During the year ended March 31, 2023, 3-month salaries were subsidized in the form of cash by the Hong Kong government, subject to a maximum subsidy of $1 per employee per month. The Company would be subject to penalties if certain criteria on number of employees employed were not met.